AMENDMENT NUMBER ONE TO
REVOLVING CREDIT AGREEMENT

This AMENDMENT NUMBER ONE TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of February 26, 2016, and is entered into among IXYS CORPORATION (the “Borrower”), the financial institutions party to the Credit Agreement (as defined below) from time to time as lenders (collectively, the “Lenders”), BANK OF THE WEST as Administrative Agent for Lenders (in such capacity, “Agent”), and KEYBANK NATIONAL ASSOCIATION as Syndication Agent.

RECITALS

WHEREAS, Borrower, Lenders, and Agent are parties to that certain Revolving Credit Agreement, dated as of November 20, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

WHEREAS, Borrower has requested that Agent and the Required Lenders agree to amend clause (h) of the definition of “Permitted Liens”.

WHEREAS, Agent and the Required Lenders have agreed to Borrower’s request pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Credit Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. Effective as of the date of this Amendment, the Credit Agreement is amended in the following respects:

2.1 Amended Definition. Clause (h) of the definition of “Permitted Liens” set forth in Section 1.1.63 of the Credit Agreement is deleted in its entirety and is replaced with the following:

(h) liens and security interests on real estate in Lampertheim, Germany owned by any Loan Party;

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective on the date of completion of the following condition precedent:

3.1 Agent shall have received an executed counterpart to this Amendment from each of the parties hereto.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and the Lenders that all of Borrower’s representations and warranties set forth in the Credit Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

5. LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Credit Agreement shall remain unchanged and in full force and effect.

6. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the next page]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWER:

IXYS CORPORATION

By: /s/ Uzi Sasson
Name: Uzi Sasson
Title: President & CEO

AGENT:

BANK OF THE WEST,

as Agent (with the consent of the Required Lenders)

By: /s/ Sidney S. Jordan

Name: Title:	Sidney S. Jordan Senior Vice President

LENDER:

BANK OF THE WEST,
as a Lender

By: /s/ Terry Switz

Name:	Terry Switz

Title: Director

LENDER:

KEYBANK NATIONAL ASSOCIATION,
as a Lender and Syndication Agent

By: /s/ Geoff Smith

Name:	Geoff Smith

Title: Senior Vice President

LENDER:

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ David Schlager

Name:	David Schlager

Title:	Director

LENDER:

COMERICA BANK,
as a Lender

By:	/s/ Jeff Lee

Name:	Jeff Lee

Title:	Vice President